Exhibit (c)(xvi)

C O N F I D E N T I A L DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions D I S C U S S I O N M AT E R I A L S Project Tempest J U N E 2 0 2 4

C O N F I D E N T I A L DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Disclaimer P R O J E C T T E M P E S T The information herein has been prepared by Lazard based upon information supplied by Thoughtworks Holding, Inc . (the “Company”) or publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by the Company with respect to the anticipated future performance of the Company . We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company, or any other entity, or concerning solvency or fair value of the Company or any other entity . With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company . We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based . The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise . These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of Lazard ; provided, however, that you may disclose to any and all persons the U . S . federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure . Lazard is acting as investment banker to the Special Committee of the Board of Directors of the Company, and will not be responsible for and will not provide any tax, accounting, actuarial, legal or other specialist advice .

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions 3 Q4’23 (February 27, 2024) Tempest missed Q4’23 consensus Revenue by 6% and Q4’23 consensus Adjusted EBITDA by 55% Tempest Stock Price Update ($ per share) P R O J E C T T E M P E S T Source: Company filings and FactSet as of 6/17/2024. Tempest Share Price Performance Since June 2023 1.50 2.50 3.50 4.50 5.50 6.50 7.50 $8.50 1 2% % Denotes share price reaction to earnings release (29%) (26%) +14% 3 1 Q2’23 (August 8, 2023) Tempest missed Q2’23 consensus Revenue by 5% and consensus Adjusted EBITDA by 36% , and revised CY’23 Revenue and Adjusted EBITDA guidance downwards by 10% and 41%, respectively 2 Q3’23 (November 7, 2023) Tempest beat Q3’23 consensus Revenue by 1% and consensus Adjusted EBITDA by 20% and narrowed the FY’23 Revenue guidance range, while revising FY’23 Adjusted EBITDA guidance downwards 3% Commentary 4 Q1’24 (May 7, 2024) Tempest beat Q1’24 consensus Revenue by 2% and missed Q1’24 consensus Adjusted EBITDA by 22% , and raised the FY’24 Revenue guidance range, while maintaining the FY’24 Adjusted EBITDA Margin guidance range. Finally, it was announced that CEO Xiao Guo will step down and be replaced by Mike Sutcliff 4 +20% 3

($ in billions except per share values unless otherwise stated) DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions P R O J E C T T E M P E S T Preliminary Valuation Summary: June Management Plan Source: Note: Tempest Management, Company filings, Wall Street research and FactSet as of 6 / 17 / 2024 . 1 Implied share prices based on Tempest’s balance sheet and FDSO as of 3 / 31 / 2024 . Assumes 2 acquisition of Watchful assets/talent announced 4 / 17 / 2024 is valued in line with $ 2 . 525 m 3 purchase price (including $ 1 . 25 m contingent consideration ; no valuation premium or discount to purchase price) . As of 3/31/2024. Applied to Tempest current/unaffected price (6/17/2024). Represents controlling shareholder final bid premia to unaffected share price prior to offer announcement or market rumors for minority stakes in public companies. Input Implied Share Price ($) Implied EV Commentary Public Comparables EV / CY2024E Adjusted EBITDA $65m $0.6 – $0.8 Based on EV/CY2024E Adjusted EBITDA multiples of global peers Low: 9.5x (25 th percentile of global peers: 9.6x) High: 12.5x (75 th percentile of global peers: 12.5x) EV / CY2025E Adjusted EBITDA $117m $1.1 – $1.3 Based on EV/CY2025E Adjusted EBITDA multiples of global peers Low: 9.0x (25 th percentile of global peers: 8.8x) High: 11.5x (75 th percentile of global peers: 11.5x) Precedent Transactions EV / LTM Adjusted EBITDA $83m 1 $0.8 – $1.4 Based on EV/LTM Adjusted EBITDA multiples of precedent comparable IT services transactions Low: 9.5x (Sitel Group/Sykes: 9.4x) High: 17.0x (Capgemini/iGate: 17.0x) DCF June Management Plan 5 - year Plan $1.6 – $2.5 Based on June Management Plan WACC of 11.5% – 16.5%, Terminal Value multiple of 9.5x – 12.5x NTM Adjusted EBITDA For Reference Only Initial Management Plan DCF 5 - year Plan $2.2 – $3.3 EV / CY2024E Adj. EBITDA (Consensus) $84m $0.8 – $1.1 Based on Initial Management Plan WACC of 11.5% – 16.5%, Terminal Value multiple of 9.5x – 12.5x NTM Adjusted EBITDA Based on EV/CY2024E Adjusted EBITDA multiples of global peers (9.5x to 12.5x as above) $133m $1.2 – $1.5 Based on EV/CY2025E Adjusted EBITDA multiples of global peers (9.0x to 11.5x as above) EV / CY2025E Adj. EBITDA (Consensus) 52 - Week $2.25 to $7.88 $1.0 – $3.0 52 - Week High close of $7.88 on 7/13/23 52 - Week Low close of $2.25 on 5/3/24 Trading Range Analyst $3.00 to $6.00 $1.2 – $2.3 Wedbush Securities (5/7/24): Price target of $6.00 TD Cowen (6/6/24): Price target of $3.00 Price Targets Minority 37% to 78% $1.5 – $1.9 Based on premia paid in selected precedent minority transactions by Controlling Shareholder Low: 37% (25 th percentile); High: 78% (75 th percentile) 2,3 Squeeze - Outs Premia Tech and IT Services Premia 25% to 57% Based on premia paid by Financial Sponsor acquirors in all - cash tech and IT services majority transactions Low: 25% (25 th percentile); High: 57% (75 th percentile) 2 $5.68 $1.71 $2.85 $2.25 $3.00 $3.75 $3.43 $8.89 $2.46 $3.78 $7.88 $6.00 $4.88 $2.74 - Current (6/17/24) $1.16 $2.44 $1.69 $4.13 $1.73 $3.27 $3.49 $6.56 $4.30 $1.4 – $1.7 $4.00 $4.50 < Atlas Offers (3/22/24) and (5/23/24) 4

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions P R O J E C T T E M P E S T Analysis at Various Prices Tempest Counter 5/14 Tempest Counter 6/5 Atlas Counter 5/23 Atlas Offer 3 / 22 Current Share Price 6/17 $8.00 $7.25 $7.50 $4.50 $5.00 $5.50 $6.00 $6.50 $7.00 $4.00 $2.74 Price Per Share 192% 165% 174% 64% 82% 101% 119% 137% 155% 46% 0% % vs. Current as of 6/17/24 ($2.74) 177% 151% 159% 56% 73% 90% 107% 125% 142% 38% (5%) % vs. 1 - Month VWAP as of 6/17/24 ($2.89) 182% 156% 164% 59% 76% 94% 112% 129% 147% 41% (3%) % vs. 2 - Month VWAP as of 6/17/24 ($2.84) 196% 168% 178% 67% 85% 104% 122% 141% 159% 48% 1% % vs. 3 - Month VWAP as of 6/17/24 ($2.70) 2% (8%) (5%) (43%) (37%) (30%) (24%) (18%) (11%) (49%) (65%) % vs. 52 - Week High 1 as of 6/17/24 ($7.88) 349.5 348.9 349.1 345.4 346.2 346.9 347.6 348.2 348.7 344.5 340.8 FDSO $2.8 $2.5 $2.6 $1.6 $1.7 $1.9 $2.1 $2.3 $2.4 $1.4 $0.9 Implied Equity Value 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 Plus: Debt (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) Less: Cash $3.0 $2.8 $2.8 $2.7 $2.5 $2.3 $2.1 $2.0 $1.8 $1.6 $1.2 Implied Enterprise Value 2.7x 2.5x 2.4x 2.4x 2.2x 2.0x 1.9x 1.7x 1.6x 1.4x 1.0x $1,127m CY’23A Implied EV / Revenue June Management Plan 3.0x 2.8x 2.7x 2.7x 2.5x 2.3x 2.1x 1.9x 1.8x 1.6x 1.2x $1,001m CY’24E 2.9x 2.7x 2.6x 2.5x 2.4x 2.2x 2.0x 1.9x 1.7x 1.5x 1.1x $1,046m CY’25E 27.1x 25.5x 24.7x 23.9x 22.3x 20.7x 19.1x 17.5x 15.9x 14.3x 10.4x $112m CY’23A Implied EV / Adjusted EBITDA 46.6x 43.9x 42.5x 41.1x 38.4x 35.7x 32.9x 30.2x 27.4x 24.7x 17.9x $65m CY’24E 25.8x 24.3x 23.6x 22.8x 21.3x 19.8x 18.2x 16.7x 15.2x 13.7x 9.9x $117m CY’25E Metric ($ in billions except per share values or as otherwise stated) +13% Source: 1 Tempest Management, Company filings and FactSet as of 6/17/2024. Tempest 52 - Week High of $7.88 occurred on 7/13/2023. 5

C O N F I D E N T I A L P R O J E C T T E M P E S T Appendix I

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions P R O J E C T T E M P E S T Source: Wall Street research and FactSet as of 6/17/2024. Note: Tempest completed its IPO on September 15, 2021. 1 J.P. Morgan has withdrawn its price target in recent research. 2 Wolfe Research has not provided a price target to accompany recent “Peer Perform” rating. 3 William Blair has stated “Market Perform” rating in recent research without naming a specific price target. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $5 $10 $15 $20 $25 $30 $35 $40 10/2021 12/2021 02/2022 04/2022 06/2022 08/2022 10/2022 12/2022 02/2023 04/2023 06/2023 08/2023 10/2023 12/2023 02/2024 04/2024 Current Buy Hold Sell Share Price Target Price Price Per Share Percentage of Broker Recommendations Target Price Rating Firm Date $6.00 Buy 05/07/2024 5.00 Hold 05/31/2024 3.50 Hold 05/07/2024 3.40 Hold 05/24/2024 3.00 Hold 06/06/2024 – 1 Buy 05/20/2024 – 2 Hold 05/08/2024 – 3 Hold 05/07/2024 $6.00 High $3.00 Low $4.18 Mean $3.50 Median $2.74 Current Share Price 27.7% % Median Above (Below) Current As of 6/17/24 Broker Target Prices and Recommendations ($ per share) Summary of Broker Target Prices and Recommendations Broker Recommendations Monthly Evolution Since IPO I A P P E N D I X 7

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Comparable Companies Analysis ($ in billions) Enterprise Value / P R O J E C T T E M P E S T Source: Company filings, Wall Street research and FactSet as of 6/17/2024. Note: Years refer to calendar years. 1 All EBITDA figures shown are Adjusted EBITDA presented on a like - for - like basis excluding stock - based compensation. 2 Organic revenue growth figures are shown where available. 3 Several Endava metrics (including Equity Value, Enterprise Value, and CY2024E Revenue and EBITDA on a pro forma basis) cannot be calculated at present due to insufficient disclosures related to the 4/10/24 acquisition of GalaxE (principally cash vs. stock consideration mix and its pro forma contribution to Revenue and EBITDA). 10% 3% 1% 18% 18% 18% 33% 33% 32% 10.4x 11.4x 11.7x 11.6x 1.89x 2.09x 2.19x 25th Percentile 13% 7% 4% 19% 18% 19% 34% 34% 34% 11.1 12.3 12.7 13.3 2.09 2.37 2.59 Mean 13% 7% 4% 19% 18% 19% 34% 34% 34% 11.1 12.3 12.7 13.3 2.09 2.37 2.59 Median 15% 11% 8% 19% 19% 20% 36% 36% 36% 11.7 13.2 13.7 14.9 2.30 2.66 3.00 75th Percentile Diversified IT Services 6% 3% 3% 22% 22% 22% 32% 33% 32% 11.5x 12.4x 12.5x 13.0x 2.58x 2.74x 2.83x $182.0 $184.1 (26%) 1% Accenture 6% 1% 4% 17% 16% 16% 27% 27% 27% 8.8 9.3 9.6 9.9 1.46 1.54 1.56 37.7 34.8 (19%) 16% Capgemini 4% (0%) (1%) 19% 19% 19% 35% 34% 35% 8.0 8.4 8.5 8.7 1.55 1.62 1.62 31.4 32.9 (18%) 6% Cognizant Tech 5% 1% 1% 18% 18% 17% 30% 30% 30% 8.4x 8.9x 9.1x 9.3x 1.51x 1.58x 1.59x 25th Percentile 5% 1% 2% 19% 19% 19% 31% 31% 31% 9.4 10.0 10.2 10.5 1.86 1.97 2.00 Mean 6% 1% 3% 19% 19% 19% 32% 33% 32% 8.8 9.3 9.6 9.9 1.55 1.62 1.62 Median 6% 2% 4% 21% 20% 20% 33% 34% 33% 10.1 10.9 11.0 11.4 2.07 2.18 2.22 75th Percentile 6% (0%) (1%) 17% 17% 18% 31% 31% 31% 8.8x 9.3x 9.6x 9.9x 1.55x 1.62x 1.62x Global 25th Perc. 8% 4% 3% 19% 19% 19% 33% 33% 33% 10.1 10.9 11.2 11.6 1.96 2.13 2.24 Global Mean 6% 1% 3% 19% 19% 19% 32% 33% 32% 9.8 10.5 10.7 10.0 1.68 1.81 1.78 Global Median 8% 3% 4% 20% 20% 21% 35% 34% 35% 11.5 12.4 12.5 13.0 2.51 2.74 2.83 Global 75th Perc. % Ch. 52 Wk. Equity Enterprise Revenue Adj. EBITDA 1 Gross Margin Adj. EBITDA Margin 1 Revenue Growth 2 $8.4 $10.4 (45%) 0% Digital IT Services EPAM Systems 7.1 7.1 (37%) 3% Globant '24 – '25 '23 – '24 '22 – '23 25E 24E 23A/E 25E 24E 23A/E 25E NTM 24E 23A/E 25E 24E Company Low High Value Value 23A/E 8% (1%) (3%) 17% 17% 18% 31% 31% 31% 9.8x 10.5x 10.7x 10.0x 1.68x 1.81x 1.78x 17% 16% 11% 20% 20% 21% 38% 38% 38% 12.4 14.1 14.6 16.5 2.51 2.94 3.40 NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM (69%) 0% Endava 3 I A P P E N D I X 8

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Comparable Precedent Transactions ($ in millions unless otherwise stated) P R O J E C T T E M P E S T Source: Company filings and Wall Street research. Note: All EBITDA figures calculated on a pre - SBC basis where available. 1 Through an affiliate of BPEA Private Equity Fund VIII. 2 DXC (State & Local HHS Business) and Aricent EBITDA multiples are shown as disclosed by the respective companies and may be burdened for SBC due to lack of available information. EV / LTM Adj. EBITDA Enterprise Value Target Acquiror Announcement Date 16.8x $2,966 Perficient EQT 1 May - 24 9.4 $2,160 Sykes Sitel Group Jun - 21 16.4 $1,993 Virtusa Baring Private Equity Sep - 20 12.5 2 $5,000 DXC ( HHS Business ) Veritas Capital Mar - 20 11.2 €5,078 Altran Capgemini Jun - 19 15.3 $1,989 Luxoft DXC Jan - 19 13.3 $3,586 Syntel Atos Jul - 18 10.6 2 $2,000 Aricent Altran Nov - 17 17.0 $4,603 iGate Capgemini Apr - 15 16.1 $3,402 Sapient Publicis Nov - 14 11.5x 25th Percentile 13.9x Mean 14.3x Median 16.4x 75th Percentile I A P P E N D I X 9

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions ($ in millions except per share values) P R O J E C T T E M P E S T Tempest Discounted Cash Flow Analysis – June Management Plan Source: Note: Tempest Management, Company filings, Wall Street research and FactSet as of 6/17/2024. DCF assumes mid - year convention and valuation date as of 3/31/2024. Adj. EBITDA burdened for restructuring charges. Effective Tax rate excludes impact of Net Operating Loss (NOL) utilization. Due to de minimis pre - tax income in near term periods in the June Management Plan, implied effective tax rates are non - meaningful; the analysis has been updated to utilize projections of unlevered tax provided by Tempest management. Enterprise Value, Equity Value and Implied Share Price figures are adjusted to include the Present Value of Net Operating Losses (NOLs) ranging from $13m - $15m. Assumes acquisition of Watchful assets/talent announced 4/17/2024 is valued in line with $2.525m purchase price (including $1.25m contingent consideration; no valuation premium or discount to purchase price). D&A and Adjusted EBIT are unburdened by amortization of acquisition - related intangible assets. Tempest Management is required to burden the income statement for a level of bad debt expense that exceeds the forecasted uncollectable amount. Implied perpetual growth rate calculated based on Terminal Value and terminal year FCF excluding impact of NOLs, NOL utilization and Watchful acquisition. 1 2 3 Actuals Tempest Management Plan CY2023A Q1 CY'24A Q2 CY'24E Q3 CY'24E Q4 CY'24E CY2025E CY2026E CY2027E CY'28E / TV $287 $232 $175 $117 $23 $26 $5 $5 $93 Adjusted EBITDA 17% (38) (60) 16% (32) (51) 15% (27) (42) 11% (23) (42) 9% (5) (13) 10% (5) (11) 2% (5) (11) 2% (3) (11) 8% (22) (65) % Margin Depreciation & Amortization 1 Stock - Based Compensation $188 $149 $106 $52 $5 $10 ($11) ($9) $6 Adjusted EBIT 1 11% 10% 9% 5% 2% 4% (4%) (4%) 1% % Margin (57) (53) (43) (33) (7) (6) (9) Taxes 30% 35% 40% 63% 129% 56% (83%) % Effective Tax Rate $131 $96 $64 $19 ($2) $4 ($20) NOPAT 8% 7% 5% 2% (1%) 2% (8%) % Margin 38 32 27 23 5 5 5 Plus: Depreciation & Amortization 3 3 2 2 0 0 1 Plus: Bad Debt Expense 2 (34) (29) (20) (10) 7 10 17 Less: Increase in NWC (41) (35) (29) (25) (5) (5) (5) Less: Capital Expenditures $97 $67 $44 $8 $6 $14 ($2) Unlevered Free Cash Flow I A P P E N D I X Enterprise Value at CY2028E (NTM) Adjusted EBITDA Multiple of Implied Share Price ($) at CY2028E (NTM) Adjusted EBITDA Multiple of PV of FCFs Q2 '24E – '27E WACC 12.5x 11.75x 11.0x 10.25x 9.5x $2,135 $2,014 $1,892 $1,771 $1,649 2,204 2,078 1,953 1,828 1,702 2,312 2,181 2,049 1,917 1,786 2,428 2,290 2,151 2,013 1,874 2,509 2,366 2,223 2,080 1,937 12.5x 11.75x 11.0x 10.25x 9.5x $5.51 $5.17 $4.82 $4.48 $4.13 5.70 5.35 5.00 4.64 4.28 6.01 5.64 5.27 4.89 4.52 6.33 5.94 5.55 5.16 4.77 6.56 6.16 5.76 5.35 4.95 16.5% 15.5% 14.0% 12.5% 11.5% $96 98 101 104 106 Equity Value at CY2028E (NTM) Adjusted EBITDA Multiple of Implied PGR 3 at CY2028E (NTM) Adjusted EBITDA Multiple of WACC 12.5x 11.75x 11.0x 10.25x 9.5x $1,911 $1,790 $1,668 $1,547 $1,425 1,980 1,854 1,729 1,604 1,478 2,088 1,957 1,825 1,693 1,562 2,204 2,065 1,927 1,789 1,650 2,285 2,142 1,999 1,856 1,713 12.5x 11.75x 11.0x 10.25x 9.5x 13.6% 13.4% 13.2% 12.9% 12.7% 12.6% 12.4% 12.2% 12.0% 11.7% 11.1% 10.9% 10.7% 10.5% 10.2% 9.6% 9.4% 9.2% 9.0% 8.7% 8.6% 8.5% 8.3% 8.0% 7.7% 16.5% 15.5% 14.0% 12.5% 11.5% 10

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Tempest Discounted Cash Flow Analysis – Initial Management Plan ($ in millions except per share values) P R O J E C T T E M P E S T Source: Note: Tempest Management, Company filings, Wall Street research and FactSet as of 6/17/2024. DCF assumes mid - year convention and valuation date as of 3/31/2024. Adj. EBITDA burdened for restructuring charges. Effective Tax rate excludes impact of Net Operating Loss (NOL) utilization. Enterprise Value, Equity Value and Implied Share Price figures are adjusted to include the Present Value of Net Operating Losses (NOLs) ranging from $13m - $15m. Assumes acquisition of Watchful assets/talent announced 4/17/2024 is valued in line with $2.525m purchase price (including $1.25m contingent consideration; no valuation premium or discount to purchase price). D&A and Adjusted EBIT are unburdened by amortization of acquisition - related intangible assets. Tempest Management is required to burden the income statement for a level of bad debt expense that exceeds the forecasted uncollectable amount. Implied perpetual growth rate calculated based on Terminal Value and terminal year FCF excluding impact of NOLs, NOL utilization and Watchful acquisition. 1 2 3 Actuals Tempest Management Plan CY2023A Q1 CY'24A Q2 CY'24E Q3 CY'24E Q4 CY'24E CY2025E CY2026E CY2027E CY'28E / TV $380 $307 $235 $155 $31 $32 $18 $5 $93 Adjusted EBITDA 19% (43) (70) 18% (36) (59) 17% (30) (49) 13% (25) (46) 12% (5) (13) 12% (5) (11) 7% (5) (11) 2% (3) (11) 8% (22) (65) % Margin Depreciation & Amortization 1 Stock - Based Compensation $267 $213 $157 $84 $13 $16 $2 ($9) $6 Adjusted EBIT 1 13% 13% 11% 7% 5% 6% 1% (4%) 1% % Margin (76) (67) (56) (50) (27) (18) 1 Taxes 29% 31% 36% 59% 203% 111% (63%) % Effective Tax Rate $190 $146 $100 $35 ($14) ($2) $3 NOPAT 9% 9% 7% 3% (5%) (1%) 1% % Margin 43 36 30 25 5 5 5 Plus: Depreciation & Amortization 5 4 3 3 1 1 1 Plus: Bad Debt Expense 2 (41) (35) (30) (17) 5 7 16 Less: Increase in NWC (48) (40) (34) (28) (5) (5) (5) Less: Capital Expenditures $149 $111 $70 $17 ($8) $6 $20 Unlevered Free Cash Flow Enterprise Value at CY2028E (NTM) Adjusted EBITDA Multiple of Implied Share Price ($) at CY2028E (NTM) Adjusted EBITDA Multiple of PV of FCFs Q2 '24E – '27E WACC 12.5x 11.75x 11.0x 10.25x 9.5x $2,839 $2,679 $2,518 $2,358 $2,197 2,930 2,765 2,599 2,433 2,267 3,075 2,900 2,726 2,552 2,378 3,228 3,045 2,862 2,679 2,496 3,336 3,147 2,957 2,768 2,579 12.5x 11.75x 11.0x 10.25x 9.5x $7.49 $7.04 $6.59 $6.14 $5.68 7.75 7.28 6.82 6.35 5.88 8.15 7.66 7.17 6.68 6.19 8.59 8.07 7.56 7.04 6.53 8.89 8.36 7.82 7.29 6.76 16.5% 15.5% 14.0% 12.5% 11.5% $148 151 156 161 164 Equity Value at CY2028E (NTM) Adjusted EBITDA Multiple of Implied PGR 3 at CY2028E (NTM) Adjusted EBITDA Multiple of WACC 12.5x 11.75x 11.0x 10.25x 9.5x $2,615 $2,455 $2,294 $2,133 $1,973 2,706 2,541 2,375 2,209 2,043 2,851 2,676 2,502 2,328 2,154 3,004 2,821 2,638 2,455 2,272 3,112 2,923 2,733 2,544 2,355 12.5x 11.75x 11.0x 10.25x 9.5x 13.1% 12.9% 12.6% 12.4% 12.0% 12.1% 11.9% 11.7% 11.4% 11.1% 10.6% 10.4% 10.2% 9.9% 9.6% 9.2% 9.0% 8.7% 8.4% 8.1% 8.2% 8.0% 7.7% 7.5% 7.1% 16.5% 15.5% 14.0% 12.5% 11.5% I A P P E N D I X 11

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Tempest NOLs Discounted Cash Flow Analysis P R O J E C T T E M P E S T Source: 1 Tempest Management. Discounted at a Cost of Equity of 14.0%, representing the midpoint of the WACC analysis Cost of Equity. I A P P E N D I X Tempest Management Plan Q2 2024E Q3 2024E Q4 2024E CY2025E CY2026E CY2027E CY2028E CY2029E+ Depletion Schedule ($ in millions) Actuals Q1 2024A Gross Tax Effected NOL Balance Corporate Entity Tax Rate Depletion By NOL Balance U.S. NOLs $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2 0.3 0.1 0.1 0.1 0.5 0.5 0.5 0.5 1.1 TWUSA 4.4% 31 - Dec - 39 $0.4 $0.0 TWUSA 6.0% 31 - Dec - 29 0.4 0.0 TWUSA 9.8% 31 - Dec - 34 0.0 0.0 TWUSA 7.9% 31 - Dec - 39 0.2 0.0 TRACQ 21.0% 31 - Dec - 30 5.0 1.0 TRHLD 21.0% 31 - Dec - 30 17.6 3.7 $0.2 $0.2 $0.2 $0.7 $0.7 $0.7 $0.7 $1.4 Total US $23.6 $4.8 Non - U.S. NOLs $0.1 $0.1 $0.1 $0.2 $0.2 $0.2 - - 0.2 0.2 0.2 0.6 0.6 0.6 0.6 6.4 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.3 0.1 0.1 0.1 0.5 0.5 0.5 0.5 - 0.0 0.0 0.0 0.1 0.1 0.1 0.1 0.4 0.1 0.1 0.1 0.4 0.4 0.4 0.4 - 0.0 0.0 0.0 0.1 0.1 - - - 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.2 0.0 0.0 0.0 0.1 0.1 0.1 0.1 - 0.0 0.0 0.0 0.1 0.1 0.1 0.1 0.8 0.0 0.0 0.0 0.0 0.0 0.0 0.0 - 0.0 0.0 0.0 0.0 0.0 0.0 0.0 - 0.0 0.0 0.0 0.1 0.1 0.1 0.1 - 0.0 0.0 0.0 0.0 0.0 0.0 0.0 - TWAUI 30.0% 31 - Dec - 27 $2.7 $0.8 TWBRA 34.0% 31 - Dec - 38 27.8 9.4 TWBRZ 34.0% 31 - Dec - 38 1.4 0.5 TWCAD 26.5% 31 - Dec - 28 8.8 2.3 TWFIN 20.0% 31 - Dec - 31 4.6 0.9 TWDEU 17.5% 31 - Dec - 28 11.9 2.1 TWDEU 15.8% 31 - Dec - 26 1.1 0.2 TWHKG 16.5% 31 - Dec - 34 1.9 0.3 TWITA 27.9% 31 - Dec - 28 1.1 0.3 TWNET 25.8% 31 - Dec - 34 5.9 1.5 TWNZL 28.0% 31 - Dec - 28 0.1 0.0 TWSWI 19.7% 31 - Dec - 28 0.1 0.0 UKHLD 25.0% 31 - Dec - 28 2.7 0.7 TWVNM 20.0% 31 - Dec - 28 0.9 0.2 $0.6 $0.6 $0.6 $2.4 $2.4 $2.4 $2.1 $8.1 Total Non - US $70.7 $19.2 $0.8 $0.8 $0.8 $3.1 $3.1 $3.1 $2.8 $9.5 Total $94.3 $24.0 Discount factor 1 Discounted Cash Flow Benefit 1.0 0.8 1.0 0.8 0.9 0.7 0.8 2.7 0.7 2.3 0.7 2.0 0.6 1.6 3.2 PV of NOLs as of March 31, 2024 1 $14.1 WACC Implied Cost of Equity Implied PV of NOLs $13.1 16.5% 16.5% 13.5 15.5% 15.5% 14.1 14.0% 14.0% 14.7 12.5% 12.5% 15.2 11.5% 11.5% 12

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions ($ in billions) P R O J E C T T E M P E S T Tempest WACC Analysis 4 5 6 7 8 Source: Kroll, company filings, Wall Street research and FactSet as of 6/17/2024. Note: Bloomberg Global Raw Beta and Barra Predicted World Beta are both shown as of 5/31/2024. 1 Based on Tempest’s current price of $2.74 (as of 6/17/2024). 2 Levered Beta = Unlevered Beta x [1 + (1 - Tax Rate)(Net Debt/Equity)]. 3 Several Endava metrics (including Equity Value and Enterprise Value) cannot be calculated at present due to insufficient disclosures related to the 4/10/24 acquisition of GalaxE (principally cash vs. stock consideration mix). Represents 10 - Year Government Bond Yields weighted by Country revenue exposure as of 6/17/2024. Historical long - term equity risk premium (7.17%): large company stock total returns minus long - term government bond income returns. (Source: Kroll December 2023). Low end of range: Kroll recommended equity risk premium (5.50%) as of February 2024; high end of range: historical long - term equity risk premium (7.17%) as of December 2023. (Source: Kroll). Cost of Equity = (Risk Free Rate of Return) + (Levered Beta)(Equity Risk Premium). Weighted Average Cost of Capital = (Post - Tax Cost of Debt)(Net Debt/Cap) + (Cost of Equity)(Equity/Cap). Barra Predicted Beta Bloomberg Historical Beta Capital Structure Unlevered Levered Unlevered Levered Net Debt/ Net Debt/ Market Beta Beta 2 Beta Beta 2 Equity Cap. Value Company 1.95 1.65 1.10 0.93 (19%) (24%) $10.4 EPAM Systems 1.54 1.56 0.77 0.78 1% 1% 7.1 Globant NM NM NM NM NM NM NM Endava 3 1.10 1.09 1.05 1.04 (1%) (1%) 184.1 Accenture 1.17 1.24 0.79 0.84 8% 8% 34.8 Capgemini 1.03 0.99 0.99 0.95 (5%) (5%) 32.9 Cognizant Tech 1.10 1.09 0.79 0.84 (5%) (5%) Peer 25th Percentile 1.17 1.24 0.99 0.93 (1%) (1%) Peer Median 1.54 1.56 1.05 0.95 1% 1% Peer 75th Percentile 1.74 1.60 0.93 0.85 (9%) (11%) Digital IT Services Median 1.10 1.09 0.99 0.95 (1%) (1%) Diversified IT Services Median 1.51 1.77 1.13 1.32 24% 1 19% 1 $0.9 1 Tempest d WACC Implie Implied Cost of Equity ty Range Sensitivi WACC High Low High Low High Low Assumptions 16.4% 11.4% 16.4% 11.4% 1.70 1.00 1.51 Unlevered Beta 14.8% 15.2% 16.4% 14.0% 15.0% (15.0%) 0.0% Target Net Debt/Capitalization 0.0% Target Net Debt/Equity 1.0 Levering Factor 1.51 Levered Beta 2 26.75% Tax Rate 15.0% 12.5% 15.0% 12.5% 7.17% 6 5.50% 6 4.24% 7.17% Risk - Free Rate of Return 4 Equity Risk Premium 5 15.0% Cost of Equity 7 8.0% Pre - Tax Cost of Debt 5.9% Post - Tax Cost of Debt 15.0% WACC 8 I A P P E N D I X 13

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Country - Weighted Risk - Free Rate Analysis P R O J E C T T E M P E S T Source: Tempest Management, Trading Economics and FactSet as of 6/17/2024. 1 Yields are for 10 - year local currency government bonds as of 6/17/2024. All yields retrieved from FactSet unless otherwise noted. 2 Chile’s 10 - year government bond yield is retrieved from Trading Economics and is as of 6/17/2024. 3 Ecuador does not have an active local currency bond market – analysis applied U.S. treasury yield as a proxy as Ecuador’s economy is fully dollarized. 4 Yield weighted by CY2024E revenue share. Yield (%) 1 CY2024E Revenue Share (%) Country 4.27% 32.7% US 2.41% 13.2% Germany 4.11% 12.0% Australia 7.04% 9.4% India 4.10% 8.2% UK 3.16% 6.7% Singapore 2.27% 5.6% China 3.32% 3.1% Canada 12.13% 2.7% Brazil 3.30% 1.7% Spain 5.99% 2 1.3% Chile 3.93% 1.2% Italy 2.76% 0.8% Thailand 4.27% 3 0.3% Ecuador 2.76% 0.3% Netherlands 3.03% 0.3% Finland 6.87% 0.2% Romania 3.55% 0.2% Hong Kong 4.59% 0.0% New Zealand 0.71% 0.0% Switzerland 4.24% Country - Weighted Risk - Free Rate 4 I A P P E N D I X 14

Final Bid Premium to Initial Bid Premium to 1 - Month VWAP (Unaffected) 5,6 Unaffected Share Price 6 Closing Share Price Before Initial Bid 4 Initial to Final Bid Increase 1 - Month VWAP (at Initial Bid) 5 Closing Share Price Before Initial Bid 4 Implied Equity Value 3 % of Equity Owned 2 Acquiror Target Date 35% 47% 47% 15% 18% 29% $2.9 83% Light & Wonder SciPlay Aug - 23 18% 24% 60% 29% (4%) 24% 2.4 72% BDT Capital Weber Dec - 22 105% 143% 93% 17% 48% 66% 0.8 75% TPG Capital Convey Jun - 22 100% 96% 101% 30% 50% 55% 0.6 72% Sumitovant Biopharma Urovant Nov - 20 59% 59% 61% 13% 37% 42% 1.9 76% Ionis Pharmaceuticals Akcea Aug - 20 61% 50% 52% 23% 9% 24% 0.7 57% Dufry AG Hudson Aug - 20 42% 45% 45% 12% 28% 30% 3.7 72% KYOCERA Corp AVX Nov - 19 41% 29% 34% 3% 41% 30% 5.1 57% Roche Foundation Medicine Jun - 18 31% 58% 67% 2% 28% 63% 0.3 64% Investor Group Synutra Nov - 16 133% 101% 101% 43% 63% 41% 1.7 82% Icahn Federal - Mogul Sep - 16 13% 2% 2% Nil 13% 2% 1.8 90% Hallmark Crown Media Mar - 16 33% 37% 46% 7% 15% 26% $0.8 68% 25th Percentile 58% 60% 60% 17% 30% 37% $2.0 73% Mean 42% 50% 60% 15% 28% 30% $1.8 72% Median 80% 78% 80% 26% 44% 48% $2.6 79% 75th Percentile 56% 52% 87% 13% 34% 66% $1.6 61% Tempest For illustration only, Tempest “Final Bid” data represents Atlas 5/23 counterproposal 7 Source: Atlas Bid Proposals (as of 5/23/2024 and 3/22/2024), Tempest Management and company filings. 3. Implied Equity Value calculated as final bid price multiplied by FDSO. 15 1. All cash, minority transactions with U.S. targets and over $100m in equity consideration over the 4. Reflects unaffected date of first bid. DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Premia in Selected Precedent Minority Transactions 1 by Controlling Shareholder ($ in billions) P R O J E C T T E M P E S T last 8 years with offers from only single acquiror. Excludes transactions in real - estate, energy, 5. financial institutions and oil and gas industries. 6. Based on issued and outstanding common stock, on a non - diluted basis. 7. 2. Reflects 1 calendar month. Reflects unaffected date prior to bid announcement, transaction agreement or market rumors. Tempest Final Bid premia calculated as of 5/22/2024 (trading day prior to latest Atlas bid). I A P P E N D I X

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Financial Sponsor Acquirors All Acquirors Historical Premia Paid Analysis – All - Cash Transactions (Last 5 Years) P R O J E C T T E M P E S T Source: Note: FactSet as of 6/17/2024. Analysis includes all technology and IT services M&A majority transactions since Jun - 19 with public targets and deal values greater than $500 million. Premia represent purchase price premia relative to unaffected share prices. 57% 34% 25% 75th Percentile Median 25th Percentile 53% 34% 24% 75th Percentile Median 25th Percentile N = 79 N = 49 I A P P E N D I X 16

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions $84 $133 $177 Long Term Forecast – June Management Plan ($ in millions) P R O J E C T T E M P E S T Source: Tempest Management and FactSet as of 6/17/2024. 1 Represents organic revenue growth, adjusted for contributions from acquisitions, unadjusted for foreign exchange effects. 2 3 Excludes stock - based compensation, associated payroll taxes and D&A. Tempest Adjusted Gross Profit broker consensus estimates unavailable for CY2026E. Excludes stock - based compensation, associated payroll taxes and non - recurring items. CY’28E CY’27E CY’26E CY’25E CY’24E CY’23A CY’22A CY’21A CY’20A Revenue Adjusted Gross Profit 2 Adjusted EBITDA 3 11% organic decline in CY’24E due to ongoing macro weakness and reorg - related disruptions, increasing to ~20% growth by 2027 as assumed market recovery brings demand back to historical levels Gross Margins to remain low in CY’24E due to recent declines in ABR and slower - than - hoped cost cutting, rising from CY’26E onwards to ~40% as utilization hits historical highs and ABR growth exceeds wage growth EBITDA margins more than double by 2026 due to Gross Margin gains above, S&M efficiencies and ~100 basis points per year of other (non - S&M) operating margin improvements Observations & Assumptions Actuals Plan Adj. EBITDA Margin (%) Organic growth 1 (%) +4% +31% I A P P E N D I X $803 $1,070 $1,296 $1,127 $1,001 $1,046 $1,204 $1,446 $1,728 $1,009 $1,086 $1,246 +19% (15%) +20% +20% +4% +8% +15% +15% (11%) (10%) $337 $473 $540 $407 $337 $389 $473 $573 $680 $349 $382 17% 16% 15% 11% 6% 10% 20% 21% 19% 14% 12% 8% $287 $232 $175 $117 $65 $112 $257 $224 $153 Adj. Gross Profit Margin (%) 42% 44% 42% 36% 37% 35% 39% 40% 39% 34% 35% Tempest Broker Consensus 17

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions $84 $133 $177 Long Term Forecast – Initial Management Plan ($ in millions) P R O J E C T T E M P E S T Source: Tempest Management and FactSet as of 6/17/2024. 1 Represents organic revenue growth, adjusted for contributions from acquisitions, unadjusted for foreign exchange effects. 2 3 Excludes stock - based compensation, associated payroll taxes and D&A. Tempest Adjusted Gross Profit broker consensus estimates unavailable for CY2026E. Excludes stock - based compensation, associated payroll taxes and non - recurring items. CY’28E CY’27E CY’26E CY’25E CY’24E CY’23A CY’22A CY’21A CY’20A Revenue Adjusted Gross Profit 2 Adjusted EBITDA 3 Observations & Assumptions Actuals Plan Adj. EBITDA Margin (%) Organic growth 1 (%) +4% +31% I A P P E N D I X $803 $1,070 $1,296 $1,127 $1,037 $1,152 $1,396 $1,676 $2,004 $1,009 $1,086 $1,246 +19% (15%) +20% +20% +11% +8% +21% +15% (8%) (10%) $337 $473 $540 $407 $370 $451 $576 $697 $828 $349 $382 19% 18% 17% 13% 9% 10% 20% 21% 19% 14% 12% 8% $380 $307 $235 $155 $92 $112 $257 $224 $153 Adj. Gross Profit Margin (%) 42% 44% 42% 36% 39% 35% 41% 42% 41% 36% 35% Initial Management Plan called for an earlier recovery in the demand environment that drove growth to rebound to 11% in 2025 and exceed 20% by 2026 Cost structure evolution assumptions are in line with the June Management Plan, but Adjusted Gross Margins are higher due primarily to higher ABRs, offset partially by lower utilization Tempest Broker Consensus 18